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                                Exhibit 10.53.1

List of Senior Vice Presidents who have executed officer severance agreements:

Stuart K. Campbell            Senior VP, Client Services
Michael Fulk                  Senior VP, Sales and Marketing
Herb Schneiderman             Senior VP, Medical Delivery Systems
John J. Seidenfeld, MD        Senior VP & Chief Medical Officer
Richard Smith                 Senior VP, Diversified Life Insurance Co.
Connie L. Van Fleet           Senior VP, Chief Information Officer
Kathleen M. Zorica            Senior VP, Business Analysis & Product Management